                                                                   Exhibit 99(a)

                        KEYCORP STUDENT LOAN TRUST 1999-B
                          CERTIFICATEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  May 25, 2001

(i)     Amount of principal being paid or distributed in respect of the Certificates:
                  $0.00
                  ----------------------
                (   $ -                 , per $1,000 original principal amount of the Notes)
                  ----------------------

(ii)    (a)  Amount of interest being paid or distributed in respect of the Certificates:
                  $963,661.11
                  ----------------------
                (  $ 0.0000148          , per $1,000 original principal amount of the Notes)
                  ----------------------

        (a)  Amount of interest being paid or distributed in respect of the Certificates Strip:
                  $28,600.00
                  ----------------------
                (  $ 0.0000004          , per $1,000 original principal amount of the Notes)
                  ----------------------

(iii)   Amount of Certificateholders' Interest Index Carryover being or distributed (if any) and amount remaining (if any):
        (1)  (a)  Distributed to Certificateholders:
                  $0.00
                  ----------------------

                (   $ -                 , per $1,000 original principal amount of the Certificates)
                  ----------------------

             (b)  Distributed to Certificateholders:
                  $0.00
                  ----------------------
                (   $ -                 , per $1,000 original principal amount of the Certificates)
                  ----------------------

        (2)  (a)  Balance on Certificateholders:
                  $0.00
                  ----------------------

                (   $ -                 , per $1,000 original principal amount of the Notes)
                  ----------------------

             (b)  Balance on Certificateholders:
                  $0.00
                  ----------------------

                (   $ -                 , per $1,000 original principal amount of the Notes)
                  ----------------------


(iv)    Payments made under the Cap Agreement on such date:   May 24, 2001
                                                           ---------------------

                ( $0.00                 with respect to the Certificates,
                  ----------------------

                ( $0.00                 with respect to the Notes,
                  ----------------------

                ( $0.00                 outstanding amount owed to Cap Provider.
                  ----------------------


(v)     Pool Balance at end of related Collection Period:  $861,783,225.60
                                                         -----------------------


(vi)    After giving effect to distributions on this Distribution Date:
        (a)  (1)  Outstanding principal amount of Class A-1 Notes:         $150,421,366.64
                                                                           -------------------------

             (2)  Class A-1 Note Pool Factor:                 0.53721917
                                                       --------------------

        (b)  (1)  Outstanding principal amount of Class A-2 Notes:         $625,000,000.00
                                                                           -------------------------

             (2)  Class A-2 Note Pool Factor:                 1.00000000
                                                       --------------------

        (c)  (1)  Outstanding principal amount of Class M Notes:           $30,000,000.00
                                                                           -------------------------

             (2)  Class M Note Pool Factor:                   1.00000000
                                                       --------------------

        (d)  (1)  Outstanding principal amount of Certificates:            $65,000,000.00
                                                                           -------------------------

             (2)  Certificate Pool Factor:                    1.00000000
                                                       --------------------
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

(vii)   Certificate Interest Rate:
        (a)  In general
             (1)  Three-Month Libor was
                  5.3450000%       for the current period
                  -----------------

             (2)  The Student Loan Rate was:           Not Applicable      (1)
                                                       --------------------

        (b)  Certificate Interest Rate:                6.2450000%     (Based on 3-Month LIBOR)
                                                       ---------------

     (1)This Calculation not required unless Three-Month LIBOR for such Interest
        Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.

(viii)       Amount of Master Servicing Fee for  related Collection Period:          $1,086,693.97
                                                                                     --------------------

                   $ 0.000016718        , per $1,000 original principal amount of the Certificates.
                  ----------------------

(ix)         Amount of Administration Fee for related Collection Period:             $3,000.00
                                                                                     --------------------
                   $ 0.046153846        , per $1,000 original principal amount of the Certificates.
                  ----------------------

(x)     (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:        ($380,592.24)
                                                                                                    ------------------

        (b)  Delinquent Contracts                       # Disb.         %               $ Amount             %
                                                        -------         -               --------             -
             30-60 Days Delinquent                        1,900       2.32%           $ 18,791,146          3.33%
             61-90 Days Delinquent                          969       1.18%           $  9,318,042          1.65%
             91-120 Days Delinquent                         626       0.76%           $  6,232,071          1.10%
             More than 120 Days Delinquent                1,196       1.46%           $ 11,656,128          2.06%
             Claims Filed Awaiting Payment                  528       0.64%           $  5,274,383          0.93%
                                                       --------    --------       ----------------        --------
                TOTAL                                     5,219       6.37%           $ 51,271,771          9.08%

(xi)    Amount in the Reserve Account:            $15,762,416.39
                                                  --------------------

(xii)   Amount in the Prefunding Account:         $4,416,993.80
                                                  --------------------

(xiii)  Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
             Subsequent Pool Student Loans:            0.00



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